File No. 811-3700


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [  ]

     Pre-Effective Amendment No.                                       [  ]

     Post-Effective Amendment No. 40                                   [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 41                                                  [  ]


                      (Check appropriate box or boxes.)

                 THE DREYFUS/LAUREL TAX FREE MUNICIPAL FUNDS
               (formerly The Laurel Tax-Free Municipal Funds)
             ___________________________________________________
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                              John E. Pelletier
                                  Secretary
                         The Dreyfus/Laurel Tax-Free
                               Municipal Funds
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

      X    immediately upon filing pursuant to paragraph (b)
     ----

           on     (date)      pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----

           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

           The registrant has previously filed a declaration of indefinite registration of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1995, relating to Massachusetts Tax-Free Money Fund, New York Tax-Free Money Fund and California Tax-Free Money Fund, was filed on August 31, 1995.



              Dreyfus/Laurel Massachusetts Tax-Free Money Fund

                Cross-Reference Sheet Pursuant to Rule 495(a)
              ________________________________________________________

Items in
Part A of
Form N-1A      Caption                        Prospectus
                                              Caption
 ________      _______                        __________

   1           Cover Page                     Cover Page
                                              Expense Summary

   2           Synopsis                       Expense Summary

   3           Condensed Financial            Financial Highlights
               Information

   4           General Description of         Investment Objective and
               Registrant                     Policies; Further
                                              Information About The Fund

   5           Management of the Fund         Further Information About
                                              The Funds; Management

   5(a)        Management's Discussion        Management's Discussion
               of Fund's Performance          of Fund's Performance

   6           Capital Stock and              Cover Page; Investor
               Other Securities               Line; Distribution; Taxes;

   7           Purchase of Securities         Expense Summary;
               Being Offered                  Alternative Purchase
                                              Methods; Special
                                              Shareholder Services; How
                                              to invest in The
                                              Dreyfus/Laurel  Funds;
                                              Distribution and Service
                                              Plans; How to Exchange
                                              your Investment From One
                                              Fund to Another;

   8           Redemption or                  How to Redeem Shares
               Repurchase

   9           Pending Legal                  N.A.
               Proceedings

                    Dreyfus/Laurel MA Tax-Free Money Fund

          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
              ________________________________________________________


Items in
Part B of                                     Statement of Additional
Form N-1A                                     Information Caption
---------

   10          Cover Page                     Cover

   11          Table of Contents              Table of Contents

   12          General Information            Management of the Trust
               and History

   13          Investment Objectives          Investment Policies
               and Policies

   14          Management of the Fund         Management of the Trust;
                                              Trustees and Officers of
                                              the Trust

   15          Control Persons and            Management of the Trust;
               Principal Holders of
               Securities

   16          Investment Advisory            Management of the Trust;
               and Other Services             Investment Manager;
                                              Shareholder Services

   17          Brokerage Allocation           Investment Policies
               and Other Practices            Portfolio Transactions

   18          Capital Stock and              Description of the Trust;
               Other Securities               See Prospectus -- "Cover
                                              Page"; "How to Redeem
                                              Fund Shares"; "Further
                                              Information About The
                                              Funds; The Dreyfus/Laurel Tax
                                              Free Municipal Funds"

   19          Purchase, Redemption           Purchase of Shares;
               and Pricing of                 Distribuion and Service Plans;
               Securities Being Offered       Redemption of Shares;
                                              Valuation of Shares

   20          Tax Status                     Taxes

   21          Underwriters                   Purchase of Shares;
                                              Distribution and
                                              Service Plans; Amounts
                                              Expended

   22          Calculation of                 Performance Data
               Performance Data

                    Dreyfus/Laurel MA Tax-Free Money Fund

          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
              _______________________________________________________


Items in
Part C of
Form N-1A
_________

   23          Financial Statements           Financial Statements

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-12

   30          Location of Accounts and Records               C-15

   31          Management Services                            C-15

   32          Undertakings                                   C-15




                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                    CONTENTS OF POST-EFFECTIVE AMENDMENT

   This post-effective amendment to the registration statement of The Dreyfus/Laurel Tax-Free Municipal Funds contains the following documents:

   Facing Sheet

   Cross-Reference Sheet

   Contents of Post-Effective Amendent

   Part A -    Prospectus
               Incorporated by reference to Post-Effective Amendment Nos. 39 and 40.

   Part B - Statement of Additional Information Incorporated by reference to Post-Effective Amendment Nos. 39 and 40.

   Part C-     Other Information
               Signature Page - The Dreyfus/Laurel Tax-Free Municipal Funds


               Exhibits




______________________________________________________________________________

PROSPECTUS                                                  FEBRUARY 28, 1996
          DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

______________________________________________________________________________

        THE DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND (THE "FUND") IS A SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (FORMERLY THE LAUREL TAX-FREE MUNICIPAL FUNDS AND PREVIOUSLY THE BOSTON COMPANY TAX-FREE MUNICIPAL FUNDS) (THE "TRUST"), A MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND MASSACHUSETTS PERSONAL INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.

        THIS PROSPECTUS DESCRIBES TWO CLASSES OF SHARES -- INVESTOR AND CLASS R SHARES FOR THE FUNDS (COLLECTIVELY, THE "SHARES").
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUNDS ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."


          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED FEBRUARY 28, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.

______________________________________________________________________________
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

(Continued from Page 1)

        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING DREYFUS AND ITS AFFILIATES) (COLLECTIVELY "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.

                               TABLE OF CONTENTS
         EXPENSE SUMMARY..............................              4
         FINANCIAL HIGHLIGHTS.........................              5

         DESCRIPTION OF THE FUND......................              7


         MANAGEMENT OF THE FUND.......................             11

         HOW TO BUY FUND SHARES.......................             13
         SHAREHOLDER SERVICES.........................             14
         HOW TO REDEEM FUND SHARES....................             17
         DISTRIBUTION PLAN (INVESTOR SHARES ONLY).....             19
         PERFORMANCE INFORMATION......................             20
         DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....             20
         GENERAL INFORMATION........................               22
      Page 2
[This Page Intentionally Left Blank}
      Page 3

                                EXPENSE SUMMARY
                                                                           INVESTOR SHARES          CLASS R SHARES
                                                                           ________________         ______________
 SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.................                       none                     none
  Maximum Sales Load Imposed on Reinvestments.............                       none                     none
  Deferred Sales Load.....................................                       none                     none
  Redemption Fee..........................................                       none                     none
  Exchange Fee............................................                       none                     none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee..........................................                       .35%                     .35%
  12b-1 Fee*..............................................                       .25%                     none
  Other Expenses**........................................                       .00%                     .00%
                                                                                ______                   _____
  Total Fund Operating Expenses...........................                       .60%                     .35%
 EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                           INVESTOR SHARES             CLASS R SHARES
                                                                     _______________             ______________

                                 1 Year                                    $  6                       $  4
                                 3 Years                                   $19                        $ 11
                                 5 Years                                   $33                        $ 20
                                 10 Years                                  $75                       $  44

* See "Distribution Plan (Investor Shares Only)" for a description of the Fund's Distribution Plan for the Investor shares.

**   Does not include fees and expenses of the non-interested Trustees
(including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's net assets. (See "Management of the Fund.")

_____________________________________________________________________________-
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of The Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)." Certain proposals have been submitted to the Fund's shareholders that, if approved, would result in increases in the Fund's Management fee, the imposition of certain shareholder transaction charges and other changes. See "Description of the Fund--Recent Developments."


        The Fund understands that Agents may charge fees to their clients who are owners of the Funds' Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. ("Premier"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by Premier and any other compensation payable by the clients for various services provided in connection with their accounts.

      Page 4
                              FINANCIAL HIGHLIGHTS

        The following tables are based upon a single Investor or Class R share outstanding through each fiscal year (period) and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1995, which are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal year ended June 30, 1994 and June 30, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the tables below for the fiscal years (periods) prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR.*
                                                                     YEAR ENDED JUNE 30,
                                              ___________________________________________________________________________________
                                            1986     1987     1988     1989     1990     1991     1992    1993    1994#    1995##
                                           _____     _____   _____     _____    _____    _____    ____    ____    _____    ______
Net asset value,
    Beginning of year............          $1.00    $1.00    $1.00    $1.00    $1.00     $1.00    $1.00    $1.00   $1.00    $1.00
                                           _____    _____    _____    _____    _____     _____    _____    _____   _____    _____
INCOME FROM INVESTMENT
    OPERATIONS:
    Net Investment Income***.....          0.047    0.039    0.042    0.055    0.056     0.051    0.034    0.019   0.018    0.029
LESS DISTRIBUTIONS:
Distributions from
net investment income............         (0.047)  (0.039)  (0.042)  (0.055)  (0.056)  (0.051)  (0.034)  (0.019) (0.018)  (0.029)
                                          ______  _______   ______  _______   ______   ______   _______   ______  _____   _______
Net Asset Value, end of period...        $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00
                                         ======    =====    =====    ======    =====   =====    =====    =====   ======   =====
TOTAL RETURN++.....................      4.69%     3.97%     4.12%    5.62%    5.56%    4.93%   3.36%     1.94%   1.83%    2.99%
                                        ______    ______    ______    _____    ______  _____   ______    ______   _____    ______
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
    Net assets,end of year
    (in 000's)...................     $111,095  $137,295  $146,592  $134,941 $159,551 $160,392  $149,679  $68,952 $86,505 $75,746
    Ratios of operating expenses
    to average net assets+........       0.50%    0.47%     0.65%     0.67%    0.65%   0.64%     0.67%    0.68%    0.70%    0.60%
    Ratios of net
    investment income
    to average net assets........        4.71%    3.92%     4.25%     5.45%    5.64%   5.07%      3.38%   1.98%     1.80%   2.94%

________________________________________________________
   * The Fund commenced operations on July 27, 1983. On February 1, 1993, existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1994, were calculated using the performance of a Retail share outstanding from July 1, 1993, to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30,1994. The Financial Highlights for the year ended June 30, 1993, and prior years are based upon a Retail share outstanding.
   # Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
## Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
*** Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1989, 1987 and 1986 were $0.017, $0.019, $0.055, $0.038 and $0.049, respectively.
   + Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1989, 1987 and 1986 would have been 0.78%, 0.69%, 0.70%, 0.64% and 0.79%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.
     Page 5

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                        PERIOD        YEAR        YEAR
                                                                                        ENDED        ENDED        ENDED
                                                                                       6/30/93       6/30/94#      6/30/95##
                                                                                      _________     _________      __________

Net asset value, beginning of period...............................                     $1.00        $1.00         $1.00
                                                                                        _____        _____          _____
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income***.......................................                      0.007       0.019          0.032
LESS DISTRIBUTIONS:
    Distributions from net investment income.......................                     (0.007)     (0.019)        (0.032)
                                                                                       ________     _______       ________
Net Asset Value, end of period.....................................                     $1.00       $1.00          $1.00
                                                                                        ======      ======         ======
TOTAL RETURN++.......................................................                    0.73%       1.97%          3.25%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)...............................                   $19,645      $19,830        $25,485
Ratios of expenses to average net assets+...........................                     0.57%**     0.56%          0.35%
Ratios of net investment income to average net assets..............                      1.78%**     1.94%          3.19%

_____________________________________________________________
     *    The Fund commenced selling Investment Class shares on
    February 1, 1993. Effective April 4, 1994, the Investment Class was reclassified as the Trust shares. Effective October 17, 1994, Trust shares were redesignated Class R shares. The table above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
   **  Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended
    June 30, 1993 were $0.019 and $0.007, respectively.
     +    Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 would have been 0.64% and 0.62%, respectively.
    ++      Total return represents aggregate total return for the periods indicated.
       #    Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the investment manager for the Fund beginning April 4, 1994.
    ##    Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.


      Page 6
                             DESCRIPTION OF THE FUND
RECENT DEVELOPMENTS

        At a meeting of the Board of Trustees of the Trust held on October 25, 1995, the Board approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Fund, and Dreyfus Massachusetts Municipal Money Market Fund (the "Acquiring Fund"), a fund with an investment objective substantially similar to that of the Fund, whereby (a) a portion of the Fund's assets equal in value to the aggregate net asset value of the interest in the Fund held by the Fund's Investor shareholders would be transferred to the Acquiring Fund and the Fund's Investor class would be terminated, and (b) Investor class shareholders of the Fund would become shareholders of the Acquiring Fund receiving, in exchange for their Investor shares, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets transferred to the Acquiring Fund. Dreyfus has agreed to reduce its fee or reimburse the Acquiring Fund to ensure that the total operating expenses of the Acquiring Fund for one year following the closing of the reorganization contemplated by the Plan (the "Reorganization") do not exceed .60 of 1% of its average daily net assets. Shareholders of the Fund, and of each Class of the Fund, will be asked to approve the Plan at a meeting to be held on or about April 16, 1996, and, if approved, the Reorganization will become effective on or about April 23, 1996 (the "Effective Date"). Consummation of the Reorganization is not dependent upon approval by Class R shareholders of the proposed new Investment Management Agreement, discussed below.


        At the October 25, 1995 Board meeting, the Board of Trustees of the Trust also approved a new Investment Management Agreement (the "New Agreement") between the Trust, on behalf of the Fund, and Dreyfus providing for a fee payable to Dreyfus at the annual rate of .45 of 1% of the Fund's average daily net assets. The fee payable to Dreyfus under the New Agreement w ould represent an increase of .10 of 1% from the fee currently paid to Dreyfus under the existing Investment Management Agreement, although Dreyfus has agreed that it would limit its fee to .35 of 1% of average daily net assets for one year following the change in the management fee. In addition, under the New Agreement certain transaction charges would be payable to the the Fund's transfer agent, a subsidiary of Dreyfus, out of shareholder accounts in connection with shareholders utilizing certain services. These transaction costs would include a $5 charge for exchanges out of the the Fund, wire redemptions, Dreyfus TELETRANSFER redemptions, and closeouts of shareholder accounts and a $2 charge for redemption checks ("Shareholder Transaction Costs"). Dreyfus would continue to be responsible for arranging and paying for administrative, custody, fund accounting, and certain transfer agency services out of its fee under the New Agreement. The proposed New Agreement will be conditioned upon consummation of the Reorganization, and thus would not affect Investor class shareholders. Class R shareholders of the Fund will be asked to approve the New Agreement at a meeting to be held on or about April 16, 1996 and, if approved, the New Agreement would become effective on the Effective Date. Class R shareholders of the Fund prior to the Effective Date would not be subject to the Shareholder Transaction Costs.


        The Board also approved certain other changes for the Fund which would allow the Fund to join Dreyfus' "BASIC" Family of Money Funds, as described below and which are contingent upon approval by Class R shareholders of the New Agreement. If Class R shareholders approve the New Agreement, these additional changes would become effective on the Effective Date.


        The Board approved eliminating the availability of certain of the Fund's shareholder service features, including the Dreyfus Auto-Exchange Privilege, Dreyfus-AUTOMATIC-Asset Builder, Dreyfus Dividend Options, Dreyfus Government Direct Deposit Privilege, Dreyfus Payroll Savings Plan and the Automatic Withdrawal Plan. The Board also approved increasing the Fund's minimum initial and subsequent investment requirements from $2,500 to $25,000 and from $100 to $1,000, respectively, and the minimum balance below which accounts may be involuntarily redeemed by the Fund from $500 to $10,000. Shareholders of the Fund prior to the Effective Date would not be subject to the increased minimums.

      Page 7

        Finally, the Board approved changing the Fund's name from Dreyfus/ Laurel Massachusetts Tax-Free Money Fund to "Dreyfus BASIC Massachusetts Municipal Money Market Fund," as of the Effective Date.


        A Proxy Statement/Prospectus, which will describe the above proposals, as well as the Fund and other matters, is expected to be mailed to Fund shareholders on or about February 29, 1996.

GENERAL

        By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Distributor and by Agents that have entered into an Agreement with the Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees attributable to Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.

INVESTMENT OBJECTIVE AND POLICIES

        The Fund seeks to provide a high level of current income exempt from federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in a varied portfolio of high quality, short-term debt obligations issued by the Commonwealth of Massachusetts, its political subdivisions, municipalities, and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for purposes of federal and Massachusetts personal income taxes ("Massachusetts Municipal Obligations").


        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Massachusetts Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for Massachusetts Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for Massachusetts Municipal Obligations, but which produce income exempt from Federal but not Massachusetts personal income taxes for resident shareholders of Massachusetts, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the Massachusetts Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal and Massachusetts personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in Massachusetts Municipal Obligations is a fundamental policy of the Fund.


        The Massachusetts Municipal Obligations purchased by the Fund consists of: (1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

      Page 8

        The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a constant net ass et value of $1.00 per share, although there is no assurance it can do so on a continuing basis.

OTHER INVESTMENT POLICIES AND RISK FACTORS

        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate Massachusetts Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.


        The Fund may invest in participation interests purchased from banks in floating or variable rate Massachusetts Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.


        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.


        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the ten-
      Page 9
der option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Massachusetts municipal obligation and for other reasons. The Fund will not invest more than 10% of the value of the Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.


        WHEN-ISSUED SECURITIES. The Fund may purchase Massachusetts Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the Massachusetts Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase Massachusetts Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. Massachusetts Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.




        CERTAIN RISK CONSIDERATIONS REGARDING THE COMMONWEALTH OF MASSACHUSETTS. You should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Obligations. Massachusetts' economic difficulties and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. Massachusetts' expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues. The budgeted operating fund of Massachusetts ended fiscal years 1992, 1993 and 1994, however, with an excess of revenues and other sources over expenditures and other uses of $312.3 million, $13.1 million and $26.8 million, respectively. Fiscal 1994 ended with positive budgeted operating fund balances of $589.3 million. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investment in Massachusetts Municipal Obligations are summarized in the SAI.




        LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331\3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331\3% of the Fund's total assets; and (iii) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.The SAI describes all of the Fund's fundamental and non-fundamental restrictions.


        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.


        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, the Fund will be required, among other things, to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified.


        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet its payment obligations. In addition, the Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


        The Fund may invest without limit in Massachusetts Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history.


        MASTER/FEEDER OPTION. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

                          MANAGEMENT OF THE FUND

        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Board of Trustees of the Trust in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets less certain expenses described below. Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment adviser. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by the Fund. From April 4, 1994 to October 17, 1994, the Fund was advised by Mellon Bank under the Investment Management Agreement.


        For the fiscal year ended June 30, 1995, the Fund paid Mellon Bank or Dreyfus .35% of is average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).


        For the fiscal year ended June 30, 1995, total operating expenses (excluding Rule 12b-1 fees) of each class of the Fund were 0.35% of the Fund's average daily net assets.

        In addition, Investor shares may be subject to certain distribution and service fees. See "Distribution Plan (Investor Shares Only)."

        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the election of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers or others in respect of these services.

        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        Distributor. The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND
SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as th Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

                            HOW TO BUY FUND SHARES
        GENERAL. Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.

        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship.


        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of the Trust's board, or the spouse or minor child of any of the foregoing, the minimum initial investment in $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available fund may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
        DDA# 043397 Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Investor shares;
        DDA# 043389 Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting fund in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays,
      Page 13
should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of fund from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available fund through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS
        "4760" for Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Investor shares;
        "4750" for Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Class R shares.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's net asset value ("NAV") refers to the worth of one share. The NAV for Investor and Class R shares of the Fund, both of which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.


        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.


        DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares of the Fund (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other fund managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These fund have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
      Page 14

        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into fund sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services_Fund Exchanges" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege
      Page 15
and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561 from the Distributor. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS DIVIDEND OPTIONS

        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE

        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

DREYFUS PAYROLL SAVINGS PLAN

         Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an
      Page 16
authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent nor any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                          HOW TO REDEEM FUND SHARES
GENERAL

        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.


        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE DREYFUS TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.


        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.

      Page 17

        PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption
Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient fund or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.

      Page 18

        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.


        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.


        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.

                   DISTRIBUTION PLAN (INVESTOR SHARES ONLY)

        DISTRIBUTION PLAN--INVESTOR CLASS. Investor shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Fund's Investor shares bear some of the cost of selling these Shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and Premier for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of the Fund's Investor shares. The Plan allows Premier to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Selling Agreements
      Page 19
("Agreements") with Premier. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or share-holder services to the Agent's clients that own the Fund's Investor shares.

        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
        The Fund and Premier may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, Premier and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                           PERFORMANCE INFORMATION

        From time to time, the Fund may advertise the yield and tax-equivalent yield on a class of shares. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
It can be expected that these yields will fluctuate substantially.


        The "yield" of a class of shares of the Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's yield and "effective yield" may reflect expenses reduced or waived by Dreyfus pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing a class' yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.


        Yield quotations will be computed separately for each class of the Fund's shares. Because of the difference in the fees and expenses borne by Class R shares of the Fund and Investor shares of the Fund, the yield on Class R shares will generally be higher than the yield on Investor shares. Any fees charged by a Bank or Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.


        The Fund may compare the performance of its Investor and Class R shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its Investor and Class R shares' yields in advertisements or in shareholder reports.

                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.

      Page 20

        Unless you choose to receive dividend and/or capital gain distributions in cash, your distributions will be automatically reinvested in additional Fund shares at the NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.


        Distributions paid by the Fund with respect to one class of shares may be greater or less per share than those paid with respect to another class of shares due to the different expenses of the different classes.


        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available fund are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.


        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.


        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.


        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.


        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.


        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.

      Page 21

        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gain distributions also is required for such share-holders who otherwise are subject to backup withholding.


        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.


        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             GENERAL INFORMATION

        The Trust offers shares of beneficial interest of seven separate investment portfolios without par value (each a "fund"). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 28, 1983 under the name of Boston Company Tax-Free Municipal Funds and changed its name to the Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Trustees have authorized shares of the Fund to be issued in two Classes_Investor and Class R.

        Each share (regardless of class) has one vote. All shares of all fund (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular fund or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose.Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
      Page 22

       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

      Page 23

DREYFUS/LAUREL MASSACHUSETTS
TAX-FREE
MONEY FUND
PROSPECTUS

Copy Rights 1996 Dreyfus Service Corporation
                                      315/715p022896
Registration Mark

______________________________________________________________________________

           THE DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
                        INVESTOR AND CLASS R SHARES

                                  PART B
                   (STATEMENT OF ADDITIONAL INFORMATION)

                             February 28, 1996

______________________________________________________________________________


        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") dated February 28, 1996 (referred to herein as the "Prospectus") describing the Investor shares and Class R shares of the Dreyfus/Laurel Massachusetts Tax-Free
Money Fund (formerly the Laurel Massachusetts Tax-Free Money Fund). The Fund is a separate, non-diversified portfolio of the Trust, an open-end management investment company, known as a mutual fund. As used in this Statement of Additional Information, the term "Fund" or "Money Fund" refers to the Dreyfus/Laurel Massachusetts Tax-Free Money Fund. To obtain a copy of the Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                Call Toll Free 1-800-645-6561
                In New York City -- Call 1-718-895-1206
                Outside the U.S. and Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

        Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.




                            TABLE OF CONTENTS


                                                                          Page

Management of the Trust . . . . . . . . . . . . . . . . . . . . . . . . . B-3
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . B-10
  (see also in the Prospectus "How to Buy Fund Shares")
Distribution Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-11
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . B-12
  (see also in the Prospectus "Investment Objective and Policies")
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . B-22
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . B-23
  (see also in the Prospectus "How to Redeem Fund Shares")
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . . B-25
Valuation of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . B-28
Performance Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-28
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-30
  (see also in the Prospectus "Taxes")
Description of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . B-31
  (see also in the Prospectus "Investment Objective and Policies")
Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . B-32
Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . B-32
Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . . . . B-33
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . B-33
Appendix A - Risk Factors - Investing in
  Massachusetts Municipal Obligations . . . . . . . . . . . . . . . . . . B-34
Appendix B - Information about Securities Ratings . . . . . . . . . . . . B-37



                         MANAGEMENT OF THE TRUST

        The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, as transfer agent ("Transfer Agent"). The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional Information.

        On October 17, 1994 the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of each Fund was changed from "Laurel Massachusetts Tax-Free Money Fund" to "Dreyfus/Laurel Massachusetts Tax-Free Money Fund".

Trustees and Officers

        The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc., and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member of 93 other funds advised by Dreyfus.

o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
        President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age:
        80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
        Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
        Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
        January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
        Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Trustee of the Trust; Since 1990, Partner, Reed,
        Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital. Age: 73 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
        Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. Managing Partner, Franklin Federal Partners.
        Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o*ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.

o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
        Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

o+ROBERT D. MCBRIDE.  Trustee of the Trust; Director, Chairman, McLouth
        Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
        Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224

o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
        Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
        The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.

#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
        Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August
        1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
        1996) of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc.; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
        Trust and The Dreyfus/Laurel Funds, Inc. (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company, Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March 1993); Fidelity Investments (prior to 1989). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#MARGARET PARDO.  Assistant Secretary of the Trust, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.

#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
        Dreyfus/Laurel Funds Trust and the Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Servic es, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address:
        200 Park Avenue, New York, New York 10166.


# JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

_____________________________________
*    "Interested person" of the Trust, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by The Dreyfus Corporation.

        The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of January 31, 1996.

        No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof ) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pays each Director/Trustee $1,000 per joint Dreyfus/Laurel Funds meeting attended, plus $750 per joint Dreyfus/Laurel Family of Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act), for travel and out-of-pocket expenses.

        For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:




                                                                                                                  Total
                                                                  Pension or                                 Compensation from
                               Aggregate                       Retirement Benefits      Estimated Annual     the Trust and Fund
    Name of Board            Compensation from                  Accrued as Part of       Benefits Upon        Complex Paid to
      Member                   the Trust#                        Fund's Expenses          Retirement           Board Member
    -------------            ------------------                --------------------     ------------------   -------------------
Ruth Marie Adams                 $ 2,093                             none                     none                 $ 34,750

Francis P. Brennan@                6,642                             none                     none                  110,750

Joseph S. DiMartino**               none                             none                     none                  448,618*

James M. Fitzgibbons               2,031                             none                     none                   33,750

J. Tomlinson Fort**                 none                             none                     none                   none

Arthur L. Goeschel                 2,093                             none                     none                   34,750

Kenneth A. Himmel                  1,996                             none                     none                   33,000

Arch S. Jeffery**                   none                             none                     none                   none

Stephen J. Lockwood                1,934                             none                     none                   32,000

Robert D. McBride                  2,156                             none                     none                   35,750

John J. Sciullo                    2,093                             none                     none                   34,750

Roslyn M. Watson                   2,156                             none                     none                   35,750


_____________________________
#       Amounts required to be paid by the Trust directly to the non-interested Trustees that would be applied to offset a portion of the management fee payable to Dreyfus, are in part paid directly by Dreyfus to the non-interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to
        $1,192 for the Dreyfus/Laurel Funds.
*       Estimated amount for fiscal year ended June 30, 1995.
**      Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by
        Dreyfus for serving as Board members of the Trust and the funds in the
        Dreyfus/Laurel Funds.  For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and
        Arch Jeffery from Dreyfus for serving as a Board member of the Trust were $1,792,
        $2,156 and $2,156, respectively and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $14,000, $35,750 and $35,750, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $136 for expenses attributable to the Trust's Board meetings ($136 is not included in $1,192 above).
@       The compensation of Francis P. Brennan includes $75,000 by Dreyfus to be the
        Chairman of the Board.

Management Arrangements

        Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the
Trust dated April 4, 1994, and transferred from Mellon Bank, N.A. (One Mellon Bank Center, Pittsburgh, PA 15258), to Dreyfus effective October
17, 1994. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objectives, policies and restrictions.

        Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to each Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and approved by the shareholders of the Fund of the Trust on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of The Boston Company, Inc. ("TBC"), to Mellon Bank Corporation. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Management Agreement, which was approved by the shareholders of the Fund of the Trust on March 29, 1994 and became effective on April 4, 1994. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on on January 31, 1996.

        The current Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest, and extraordinary expenses (which are expected to be minimal), and (iii) the Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate set forth in the Fund's Prospectus, applied to the average daily net assets of the Fund's investment portfolio, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. Previously, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.

        The Management Agreement will continue from year to year as to the Fund provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days written notice to the Fund. The Management Agreement will terminate immediately and automatically upon its assignment.

        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark
N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey
N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

        As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .35 of 1%. In addition, Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.

        The following table shows the fees paid by the Fund to TBC Advisors or Mellon (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus, during the Fund's fiscal years ending June 30, 1993, 1994 and 1995 fiscal years:


                             1995                1994 (1)                     1993
                             ----                --------                     ----

                           Fees           Fees         Fees       Fees          Fees        Fees
                           Paid (2)       Waived (3)   Paid (4)   Waived (5)    Paid        Waived (5)
                           --------       ----------   --------   ----------    ----        ----------
Massachusetts Tax-Free     $397,565       $88,706      $451,899   $95,174 (6)   $714,501    $ 29,313 (7)
Fund


_______________________________
(1)     Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(2)     For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.
(3)     Fees paid to Mellon Bank for investment management services for the period from
        April 4, 1994 to the fiscal year ended June 30, 1994.
(4)     Fees paid to TBC Advisors for investment advisory services for the period from July
        1, 1993 to April 3, 1993.
(5)     TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the
        Fund from time to time in order to increase the Fund's net income available for distribution to shareholders.
(6)     Includes $41,577 reimbursement by TBC Advisors.
(7)     Amount represents a reimbursement of expenses only.

        Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund of the Trust (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of the state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. To the extent these state regulations permit the exclusion of distribution expenses (see "Distribution Plan" below), the Trust will exclude such expenses in determining whether any reduction obligation exists. The most restrictive expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1995.


                          PURCHASE OF FUND SHARES

        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Fund's Transfer Agent and the New York Stock Exchange (the "NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

        In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


        The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
For further information about "in-kind" purchases, call 1-800-645-6561.

                          DISTRIBUTION PLANS

        The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the Act (the "Rule") regulating the circumstances under which investment companies such as the Trust directly or indirectly bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

        Prior Plan. Prior to April 4, 1994, the Investor Shares of the Fund were known as either the "Retail Class" of shares or the "Institutional Class" of shares. These two classes of shares of the Fund were reclassified as a single class of shares (the Investor Shares) by the Board of Trustees at a meeting held on November 22, 1993, subject to certain approvals that were obtained from the Fund's shareholders at a meeting held on March 29, 1994. At the November 22, 1993 Board Meeting, the Trustees also approved a new distribution plan for the Investor Shares (formerly the Fund's Retail and/or Institutional Class of shares). Shareholders of the Fund's Retail Class of Shares and Institutional Class of Shares approved the new distribution plans at a shareholders' meeting held on March 14 and March 29, 1994. The new distribution plan ("Current Investor Plan") was effective on April 4, 1994.

        Prior to April 4, 1994, the Fund's Retail Shares and Institutional Shares were subject to a distribution plan (the "Prior Plan") that was adopted by the Trust under the Rule. Under the Prior Plan, the Fund was authorized to spend up to .25% of its average daily net assets attributable to the Retail Class on activities primarily intended to result in the sale of such Shares, and the Fund was authorized to spend up to .15% of its average daily net assets attributable to the Institutional Class on activities primarily intended to result in the sale of such Shares.

        Under the distribution agreement with the prior distributor, Funds Distributor, Inc. ("Funds Distributor") the Fund was authorized to pay, or reimburse Funds Distributor, for distribution activities (which are the same as those authorized by the Plans) on behalf of the Fund on a monthly basis, provided that any payment by the Fund to Funds Distributor, together with any other payments made by the Fund pursuant to the Prior Plan, did not exceed .0208% of its average daily net assets attributable to the Retail Class for the prior month (.25% on an annualized basis) and
 .0125% of its average daily net assets attributable to the Institutional Class for the prior month (.15% on an annualized basis).

        Current Plan. Distribution Plan--Investor shares. Under the Current Plan, Investor shares of the Fund may spend annually up to 0.25% of the average of its net asset values for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Investor shares. For the year ended June 30, 1995, the Fund paid $222,784 in distribution fees for the Investor shares.

        The Current Plan provides that a report of the amounts expended under the Current Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Current Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Current Plan without approval of the Fund's shareholders, and that other material amendments of the Current Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Current Plan, cast in person at a meeting called for the purpose of considering such amendments. The Current Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Current Plan, by vote cast in person at a meeting called for the purpose of voting on the Current Plan. The Current Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Current Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.

Federal Law Affecting Mellon Bank

        The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions. Mellon Bank has been advised by counsel that its activities contemplated under this arrangement are consistent with its statutory and regulatory obligations.

        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations could prevent
Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities the Trustees would seek an alternative provider(s) of such services.


                        INVESTMENT POLICIES

        The Prospectus discusses the investment objectives of each Fund and the policies it employs to achieve those objectives. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Description of Municipal Obligations

        For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "Massachusetts Municipal Obligations" shall mean, with respect to the Fund, debt obligations issued by the Commonwealth of Massachusetts, its political subdivisions, municipalities and public authorities and municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal income tax purposes and is exempt from Federal and Massachusetts personal income taxes. "Municipal Obligations" (and "Massachusetts Municipal Obligations") include the following:

Municipal Bonds

        Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

        1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.
General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

        2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

        Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

        1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

        3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

        Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

        Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

        Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Tender Option Bonds

        The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria

        The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's ("S&P") and Moody's Investors
Service, Inc. ("Moody's") represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix B to this Statement of Additional Information.

        After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Floating Rate and Variable Rate Obligations

        The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

        The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

        The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

        Municipal Obligations purchased on a when-issued basis and the securities held in the portfolio of the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

        A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

        Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be
(a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

        The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

        The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

        The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturities of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

        The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1+ or A-1 by S&P;
(3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

        The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

        As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against a Fund's investing more than 10% of the value of its total assets in such securities.

Special Factors Affecting the Fund

        The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have at times experienced financial difficulties that have adversely affected their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the Massachusetts Municipal Obligations held by the Fund. The information summarized below describes some of the more significant factors that could affect the Fund or the ability of the obligors to pay debt service on certain of these securities. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public officials. The Trust has not independently verified any of the information contained in such statements and documents, but the Trust is not aware of facts which would render such information inaccurate.

Risk Factors

        Investing in Massachusetts Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Obligations. Massachusetts' economic difficulties and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. Massachusetts' expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues. The budgeted operating funds of Massachusetts ended fiscal years 1992, 1993 and 1994, however, with an excess of revenues and other sources over expenditures and other uses of $312.3 million, $13.1 million and $26.8 million, respectfully. Fiscal 1994 ended with positive budgeted operating fund balances of $589.3 million. Investors should review Appendix A which more fully sets forth these and other risk factors.

Investment Restrictions

        The following are fundamental investment restrictions of the Fund. The Fund may not:

        1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

        2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and
(b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

        3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

        4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

        6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

        The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

        The following are non-fundamental investment restrictions of the
Fund:

        1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

        2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

        4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

        5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section
4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

        6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

        7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

        8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

        10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investments restrictions may be changed by vote of a majority of the Trust's Board of Trustees at any time.

        In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, pursuant to such commitments, the Fund has undertaken not to invest in oil, gas or other mineral leases. In addition, the Trust has undertaken not to invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on AMEX or NYSE. Further, the Funds have given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

                        PORTFOLIO TRANSACTIONS

        Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

        Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

        Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

        The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

        Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable.
In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

        For the fiscal years ended June 30, 1994 and June 30, 1995, the Fund paid no stated brokerage commissions.


                      REDEMPTION OF FUND SHARES

        Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $1,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check.
Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder transfer agent relationship with the Transfer Agent.

        If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

        Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                            Transfer Agent's
           Transmittal Code                 Answer Back Sign

               144295                       144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        Stock Certificates; Signatures. Any certificates representing shares of the Fund to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion
Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares-- Dreyfus TeleTransfer Privilege."

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right to redeem shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.

                          SHAREHOLDER SERVICES

        Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Applica-tion, indicating that the investor specifically refuses this Privilege.
By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

        Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds.
This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege.
In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction.

        Fund exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

        Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                           VALUATION OF SHARES

        The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining their net asset values. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New
Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        It is the Trust's policy to use its best efforts to maintain the Fund's net asset value ("NAV") at a constant per share price of $1.00.
The portfolio instruments of the Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.

        The valuation of the Money Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share NAV based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by issuing available market quotations.


                             PERFORMANCE DATA

        From time to time, the Fund may quote its yields in advertisements, shareholder reports or other communications to shareholders. Price/yield information is generally available by calling the Trust toll free at 1-800-645-6561.

        The Fund may compare the performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

        Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its Class R or Investor shares' yields in advertisements or in shareholder reports.

Yields

        The yield for the Fund is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the
Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.  For the seven-day period ended June 30, 1995, the annualized current yields, compounded effective yields, and the equivalent taxable yields of the Fund were as follows:

7-Day Yield for Period Ended
June 30, 1995

                               Annualized              Compounded                Equivalent
                               Current Yield           Effective Yield           Taxable Yield*
                               -------------           ---------------           --------------
Investor shares                3.42%                   3.48%                      6.07%

Class R shares                 3.67%                   3.74%                      6.52%

* Example assumes a Federal marginal tax rate of 36%, for the Fund and a marginal tax rate of 12% (combined effective rate of 43.68%).

        From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                                TAXES

        The Fund has satisfied, and intends to continue to satisfy, the requirements for qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.

        Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of a Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's
Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

        Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on Massachusetts Municipal Obligations will be designated as exempt from The Commonwealth of Massachusetts personal income taxation in the same percentage of the day's dividend as the actual interest on Massachusetts Municipal Obligations earned on that day.

        The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is to subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

        The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from state and local personal income taxes on exempt-interest income derived from obligations of issuers located in the state in which they reside, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                      DESCRIPTION OF THE TRUST

        The Trust is an open-end, non-diversified management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994 the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal Funds." The Trust's name was then changed to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994.

        The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series for each class of shares. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

        Each share (regardless of Class) has one vote. On each matter submitted to a vote of the shareholders, all shares of the Fund or Class shall vote together as a single class, except as to any matter for which a separate vote of the Fund or Class is required by the 1940 Act and except as to any matter which affects the interest of a particular Class, in which case only the holders of shares of the one or more affected Classes shall be entitled to vote, each as a separate class.

        The assets received by the Trust for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative size of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

        The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

                        PRINCIPAL SHAREHOLDERS

        As of January 31, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding shares of the Massachusetts Tax-Free Money Fund: Galt & Co. Attn: Sweep Funds, NY/RO/3090 One East Avenue, Rochester, NY 14638-0001 owned 29% of the outstanding Investor shares and Boston and Company, Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259 owned 68% of the outstanding Class R shares.


                     CUSTODIAN AND TRANSFER AGENT

        Mellon Bank, which is located at Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                 COUNSEL AND INDEPENDENT AUDITORS

        Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20039, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

        KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.


                          FINANCIAL STATEMENTS

        The Fund's Annual Report for the fiscal year ended June 30, 1995 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.


                                 APPENDIX A

                          RISK FACTORS - INVESTING
                   IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

        The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

        At the present time, the Commonwealth of Massachusetts' economy is experiencing a modest recovery following a slow down that began in mid-1988. Massachusetts has nonetheless undergone serious financial difficulties in recent years that have adversely affected the Commonwealth's credit standing. While Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7 percent. In 1993 and 1994, however, total employment increased by 1.6 percent and 2.2 percent, respectively. Employment levels increased in all sectors except manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, although unemployment rates in Massachusetts since 1993 have declined faster than the national average. As a result, the average monthly unemployment rate in Massachusetts for 1993 was only slightly higher than the national average (6.9 percent compared to 6.8 percent) and the unemployment rate in Massachusetts in 1994 was slightly below the national average (6.0 percent compared to 6.1 percent).

        Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1994 and expects to end fiscal 1995 with a positive closing fund balance in its budgeted operating funds.

        Massachusetts expenditures for State government programs and services in each of the fiscal years 1987 through 1991, inclusive, exceeded each fiscal year's current revenues. In fiscal years 1987 and 1988, largely by drawing on fund balances from prior years, Massachusetts ended each fiscal year with budgetary surpluses. However, fiscal years 1989 and 1990 ended with operating deficits of $672.5 million and $1.25 billion, respectively.

        In fiscal 1991, total revenues and other sources of the budgeted operating funds increased by 13.8% over the prior year, to $13.913 billion. This increase was due chiefly to State tax rate increases enacted in 1990 and to a substantial federal reimbursement under the Medicaid program for uncompensated patient care payments, as well as other factors. The Commonwealth ended fiscal 1991 with an operating loss of $21.2 million, but with positive closing fund balances of $237.1 million.

        Budgeted revenues and other sources for fiscal 1992 were $13.728 billion, including tax revenues of $9.484 billion. Budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period.

        Commonwealth expenditures and other uses were approximately $13.420 billion for fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures and other uses. Final fiscal 1992 budgeted expenditures were approximately $300 million higher than the initial July 1991 estimates of budgetary expenditures. A large portion of the increase in spending resulted from increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Fiscal 1992 expenditures for Medicaid were $2.818 billion, or 1.9% higher than fiscal 1991. This increase compares favorably with the 19.25% average annual growth rate of Medicaid expenditures for fiscal years 1988 through 1991. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312.3 million.

        The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.40 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.

        Budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and the aggregate ending fund balance in the budgeted operating funds of the Commonwealth was approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.55 billion, including tax revenues of $10.607 billion. Budgeted expenditures and other uses in fiscal 1994 totaled $15.52 billion, approximately 5.6% higher than budgeted expenditures and other uses in fiscal 1993.

        In recent years, health care related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's
Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing an average annual increase of 15.4%. Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion.

        Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average annual rate of 7.1% from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Pension costs (inclusive of current benefits and pension reserves) for fiscal 1994 were $908.9 million, an increase of 4.7% over fiscal 1993 expenditures.

        Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 11.6% from $649.8 million in fiscal 1989 to $1.15 billion in fiscal 1994. Debt service payments were $898.3 million in fiscal 1992, $1.14 billion in fiscal 1993 and $1.15 billion in fiscal 1994. In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately
$9,595 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totalled $264 million.

        Certain independent authorities and agencies within the State are statutorily authorized to issue debt for which Massachusetts is either directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through the funding of reserve funds which are pledged as security for the authorities' debt.

        In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2-1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2-1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 2-1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2-1/2 on local programs and services. In fiscal 1994, approximately 17.59% of Massachusetts' budget was allocated to Local Aid. Direct Local Aid has dropped from a high of $2.961 billion in fiscal 1989 to $2.727 billion in fiscal 1994.

        Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effect, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.



                           APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

        The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa --considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

        Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

        Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

        Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

        Description of Standard & Poors Ratings Group ("S&P") Municipal Bond ratings. AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

        Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

        Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

        Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

        Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

        Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -
 . The Funds, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

        Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C,"
"C/D," "D," "D/E," and "E") to each issuer that it rates.





                         PORTFOLIO OF INVESTMENTS

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND             JUNE 30, 1995

   FACE                                                                VALUE
  VALUE                                                               (NOTE 1)
               MUNICIPAL BONDS AND NOTES -- 101.4%
               MASSACHUSETTS -- 101.4%
$1,000,000     Attleboro, Massachusetts, Bond Anticipation
                 Notes,
                 4.500% due 07/07/95                               $  1,000,049

   400,000     Auburn, Massachusetts, State Aid Anticipation
                 Notes,
                 3.850% due 08/25/95                                    400,000

 1,700,000     Boston, Massachusetts, Water & Sewer Commission
                 Revenue,
                 4.050% due 11/01/24+                                 1,700,000

 3,000,000     Bristol, Massachusetts, Revenue Anticipation
                 Notes,
                 4.160% due 06/28/96                                  3,000,000

   100,000     East Brookfield, Massachusetts, Revenue Antici-
                 pation Notes,
                 4.010% due 06/19/96                                    100,000

 1,215,000     Edgartown, Massachusetts, Bond Anticipation
                 Notes,
                 3.210% due 08/18/95                                  1,215,000

   260,000     Everett, Massachusetts, General Obligation
                 Bonds,
                 6.000% due 10/15/95                                    261,296

   256,000     Farmington, Massachusetts, Bond Anticipation
                 Notes,
                 4.120% due 06/21/96                                    256,000

   310,000     Franklin, Massachusetts, State Aid Anticipation
                 Notes,
                 3.960% due 08/31/95                                    310,000

 1,000,000     Gloucester, Massachusetts, Bond Anticipation
                 Notes,
                 4.460% due 10/06/95                                  1,000,000

 2,527,000     Gloucester, Massachusetts, State Aid Anticipa-
                 tion Notes,
                 4.460% due 10/06/95                                  2,527,000

   200,000     Holyoke, Massachusetts, Pollution Control Reve-
                 nue,
                 3.950% due 11/01/13+                                   200,000

               Massachusetts Bay Transportation Authority:
 2,500,000      3.800% due 07/12/95                                   2,500,000
                Series A:
   400,000      5.000% due 03/01/96                                     402,573
 2,000,000      5.500% due 03/01/96                                   2,010,898
 3,000,000      4.400% due 03/01/14++                                 3,000,000

               Massachusetts Health & Educational Facilities:
 4,000,000      3.500% due 08/17/95                                   4,000,000
 2,000,000      4.150% due 01/01/35+                                  2,000,000
 1,600,000      Project A,
                 4.000% due 01/01/01+                                 1,600,000
 1,000,000      Series A,
                 3.950% due 11/01/26+                                 1,000,000
 3,500,000      Series F,
                 3.950% due 07/01/24+                                 3,500,000
 1,150,000      (Boston University),
                 8.875% due 07/01/15++                                1,167,295
 7,000,000      Series H,
                 3.550% due 12/01/15++                                7,000,000
 1,000,000      (Capital Asset Program), Series B,
                 3.850% due 07/01/22+                                 1,000,000
 2,000,000      Series D,
                 3.900% due 08/01/14+                                 2,000,000
 1,070,000      (Harvard University),
                 3.550% due 08/01/17+                                 1,070,000
   300,000      Series I, 3.550% due 02/01/16+                          300,000
 1,340,000      Series L, 3.000% due 01/01/24+                        1,340,000
   300,000      (Massachusetts Institute of Technology),
                 Series G,
                 3.400% due 07/01/21+                                   300,000
 4,700,000      (Tufts University), Series E,
                 Commercial Paper,
                 3.100% due 08/01/03+                                 4,700,000

               Massachusetts Industrial Finance Agency:
   750,000      4.100% due 03/15/04+                                    750,000
 2,500,000      5.250% due 09/01/11++                                 2,500,000
                (Berkshire Project), Refunding Revenue:
 1,200,000      4.000% due 09/01/20+                                  1,200,000
   900,000      3.900% due 04/01/23+                                    900,000
 2,550,000      (Cabot Newburyport Ltd.),
                 4.000% due 01/01/99+                                 2,550,000
 1,715,000      (Chestnut Housing Apartments),
                 3.850% due 08/01/26+                                 1,715,000
                (Family YMCA Project):
 2,030,000      4.000% due 06/01/09+                                  2,030,000
 1,700,000      4.000% due 06/01/19+                                  1,700,000
   900,000      (Holyoke Water Power),
                 3.950% due 05/01/22+                                   900,000
 3,985,000      (First Healthcare Corporation), Refunding Rev-
                 enue,
                 4.150% due 04/01/13+                                 3,985,000
   500,000      (General Signal Corporation), General
                 Obligation Bond,
                 3.900% due 07/01/04+                                   500,000
 1,100,000      (Manhasset Bay Cambridge),
                 3.7000% due 10/01/10+                                1,100,000
 4,450,000      (New England Power Company), Pollution
                 Control Revenue,
                 4.200% due 10/01/22+                                 4,450,000
 2,200,000      (Odgen Haverhill Project),
                 3.900% due 12/01/06 +                                2,200,000
                (Quamco):
 2,895,000      Series A,
                 3.600% due 09/01/01+                                 2,895,000
 1,300,000      Series B,
                 3.600% due 09/01/01+                                 1,300,000
   220,000      Refunding Revenue, Series A,
                 3.850% due 07/01/96+                                   220,000
   735,000      Series B,
                 3.850% due 07/01/08+                                   735,000

 5,000,000     Massachusetts Municipal Wholesale Electric
                 Company, Power Supply,
                 3.850% due 07/01/19+                                 5,000,000

               Massachusetts State, Updates:
   800,000      Series B,
                 4.200% due 12/01/97+                                   800,000
   600,000      Series E,
                 4.200% due 12/01/97+                                   600,000

 5,000,000     Massachusetts Water Resource Authority,
                 3.050% due 08/07/95                                  5,000,000

 1,109,500     Merrimack, Massachusetts, Bond
                 Anticipation Notes,
                 4.010% due 08/17/95                                  1,109,500

   985,600     Mohawk Trail Regional School District, Bond An-
                 ticipation Notes,
                 4.510% due 05/17/96                                    985,600

 1,135,000     North Andover, Massachusetts, Bond
                 Anticipation Notes,
                 5.500% due 01/11/96                                  1,136,429

   222,000     North Brookfield, Massachusetts, Bond
                 Anticipation Notes,
                 4.970% due 09/01/95                                    222,000

   125,000     North Middlesex, Massachusetts School
                 District, Bond Anticipation Notes,
                 4.150% due 06/13/96                                    125,000

               Pepperell, Massachusetts, Bond
                 Anticipation Notes:
   275,000      3.870% due 07/28/95                                     275,000
   188,731      3.910% due 09/22/95                                     188,731

   900,000     Spencer, Massachusetts, Revenue
                 Anticipation Notes,
                 4.300% due 11/03/95                                    900,000

   200,000     Wayland, Massachusetts, State Aid
                 Anticipation Notes,
                 4.050% due 09/15/95                                    200,000

               Worcester County, Massachusetts,
                 Bond Anticipation Notes:
 2,000,000      4.010% due 08/31/95                                   2,000,000
 1,600,000      4.950% due 01/25/96                                   1,600,000

               TOTAL INVESTMENTS
                (Cost $102,632,371*)                    101.4%      102,632,371
               OTHER ASSETS AND LIABILITIES (NET)        (1.4)       (1,401,331)
               NET ASSETS                               100.0%     $101,231,040

 * Aggregate cost for Federal tax purposes.
 + Variable rate demand bonds payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in ef-fect.
++ Put bonds and notes have demand features to mature within one year. The interest rate shown reflects the rate currently in effect.

See Notes to Financial Statements.



                   STATEMENTS OF ASSETS AND LIABILITIES

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
ASSETS
Investments, at value
  (Cost $22,367,447, $102,632,371 and
  $29,815,343, respectively) (Note 1)
  See accompanying schedules                       $22,367,447    $102,632,371  $ 29,815,343
Cash                                                   --               13,488       177,364
Interest receivable                                    321,211         636,046       264,116
Receivable for Fund shares sold                      1,042,363       1,559,769        89,796
TOTAL ASSETS                                        23,731,021     104,841,674    30,346,619
LIABILITIES
Payable for investment securities purchased            503,350       3,200,000       493,418
Dividends payable                                        9,772          94,261        20,038
Payable for Fund shares redeemed                       216,722         212,589        22,682
Investment management fee payable (Note 2)              20,307          84,998        16,292
Due to custodian                                         9,353         --            --
Accrued Trustees' fees and expenses (Note 2)               758           3,381           758
Distribution fee payable (Note 3)                        3,182          15,405         3,965
TOTAL LIABILITIES                                      763,444       3,610,634       557,153
NET ASSETS                                         $22,967,577    $101,231,040  $ 29,789,466
NET ASSETS CONSIST OF:
ACCUMULATED NET REALIZED GAIN/
  (LOSS) ON INVESTMENTS SOLD                       $      (233)   $    (51,059)  $       339
PAID-IN CAPITAL                                     22,967,810     101,282,099    29,789,127
TOTAL NET ASSETS                                   $22,967,577    $101,231,040  $ 29,789,466

See Notes to Financial Statements.

             STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
NET ASSETS:
Investor Shares                                    $ 15,537,878   $ 75,746,221   $ 21,739,314
Class R Shares                                     $  7,429,699   $ 25,484,819   $  8,050,152
SHARES OUTSTANDING:
Investor Shares                                      15,537,767     75,797,831     21,739,067
Class R Shares                                        7,429,644     25,501,860      8,050,060
NET ASSET VALUE:
INVESTOR SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00
CLASS R SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00

                         STATEMENTS OF OPERATIONS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                    DREYFUS/       DREYFUS/      DREYFUS/
                                                     LAUREL         LAUREL        LAUREL
                                                   CALIFORNIA   MASSACHUSETTS    NEW YORK
                                                    TAX-FREE       TAX-FREE      TAX-FREE
                                                   MONEY FUND     MONEY FUND    MONEY FUND
INVESTMENT INCOME:
Interest                                            $ 973,443     $ 4,113,322    $ 511,298
EXPENSES
Investment management fee (Note 2)                     90,816         397,565       48,800
Distribution fee (Note 3)                              38,346         222,784       20,798
Trustees' fees and expenses (Note 2)                    2,069           9,343        1,308
Total expenses                                        131,231         629,692       70,906
NET INVESTMENT INCOME                                 842,212       3,483,630      440,392
NET REALIZED GAIN
  ON INVESTMENTS (Note 1)
Net realized gain on investments sold during
  the period                                                6             977          349
NET INCREASE IN NET ASSETS RESULTING FROM OPER-
  ATIONS                                            $ 842,218     $ 3,484,607    $ 440,741

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
Net investment income                              $    842,212   $   3,483,630  $    440,392
Net realized gain on investments sold during
  the year                                                    6             977           349
Net increase in net assets resulting from oper-
  ations                                                842,218       3,484,607       440,741
Distributions to shareholders from net invest-
  ment income:
   Investor shares                                    (468,028)     (2,605,776)     (248,024)
   Class R shares                                     (374,184)       (877,854)     (192,368)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor shares                                  (1,631,735)    (10,764,289)   13,727,989
   Class R shares                                   (2,316,810)      5,659,254     2,591,101
Net increase/(decrease) in net assets               (3,948,539)     (5,104,058)   16,319,439
NET ASSETS:
Beginning of year                                    26,916,116     106,335,098    13,470,027
End of year                                        $ 22,967,577   $ 101,231,040  $ 29,789,466

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR OR PERIOD ENDED JUNE 30, 1994


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                   MONEY FUND*     MONEY FUND    MONEY FUND*
Net investment income                              $    346,378   $   2,167,350  $    204,215
Net realized loss on investments sold during
  the year                                                  --          (1,311)      --
Net increase in net assets result from opera-
  tions                                                 346,378       2,166,039       204,215
Distributions to shareholders from net invest-
  ment income:
   Investor Shares                                    (198,324)     (1,317,812)     (124,785)
   Trust Shares                                       (118,164)       (371,662)      (78,946)
   Institutional Shares                                (29,890)       (477,876)         (484)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor Shares                                  (3,450,010)    (21,462,072)   (1,409,966)
   Trust Shares                                      3,338,359         186,693    (2,241,040)
Net decrease in net assets                            (111,651)    (21,276,690)   (3,651,006)
NET ASSETS:
Beginning of year                                    27,027,767     127,611,788    17,121,033
End of year (including undistributed net in-
  vestment income of $399 for the Dreyfus/Laurel
  California Tax-Free Money Fund)                  $ 26,916,116   $ 106,335,098  $ 13,470,027

* The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

See Notes to Financial Statements.






                   [This Page Intentionally Left Blank]





                           FINANCIAL HIGHLIGHTS

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR*

Reference is made to Page 5 of the Fund's Prospectus dated February 28, 1996.


See Notes to Financial Statements.


                           FINANCIAL HIGHLIGHTS

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR*

Reference is made to Page 6 of the Fund's Prospectus dated February 28, 1996.

See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), The Dreyfu-s/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust and The Dreyfus/Lau-rel Investment Series (collectively, "The Dreyfus/Laurel Funds") are all registered open-end investment companies that are part of The Dreyfus Fam-ily of Funds. The Trust is an investment company which consists of seven funds: the Dreyfus/Laurel California Tax-Free Money Fund, the Dreyfus/Lau-rel Massachusetts Tax-Free Money Fund, the Dreyfus/Laurel New York Tax-Free Money Fund (collectively, the "Money Funds") (individually, the "Fund"), the Premier Limited Term California Municipal Fund, the Premier Limited Term Massachusetts Municipal Fund, the Premier Limited Term New York Municipal Fund and the Premier Limited Term Municipal Fund. This re-port contains financial statements for the Money Funds. The Trust is a Massachusetts business trust and is registered with the Securities and Ex-change Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Money Funds currently offer two classes of shares: Investor shares and Class R shares (effective October 17, 1994, the Trust shares were redesignated Class R shares). Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. ("Mellon Bank") and its affiliates) acting on behalf of custom-ers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has iden-tical rights and privileges, except with respect to the distribution fees and voting rights on matters affecting a single class. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) PORTFOLIO VALUATION:

Portfolio securities are valued on the basis of amortized cost in accor-dance with Rule 2a-7 of the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a con-stant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the in-strument.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated based upon the rel-ative average daily net assets of each class of shares.

(C) DISTRIBUTIONS TO SHAREHOLDERS:

Each Fund declares dividends from net investment income on a class level on each day the Fund is open for business and pays such dividends no later than the first business day of the next month. Each Fund may distribute net realized capital gains on a Fund level, if any, annually or more fre-quently to maintain its net asset value of $1.00 per share. Each Fund may be subject to a 4.00% nondeductible excise tax for certain undistributed amounts of net investment income and capital gain. Each Fund expects to make additional distributions to avoid the application of the excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment se-curities held by the Fund, timing differences and the differing character-ization of distributions made by the Fund as a whole. Permanent differ-ences on the Massachusetts Tax-Free Money Fund incurred during the year ended June 30, 1995, which resulted from an expiration of capital loss carryforward have been reclassified to paid-in capital at year end.

(D) EXPENSE ALLOCATION

Expenses of each Fund not directly attributable to the operations of any class of shares are prorated between the classes based upon the relative average daily net assets of each class. Distribution expense is directly attributable to a particular class of shares and is charged only to that class' operations.

(E) FEDERAL INCOME TAXES:

It is policy of each Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by com-plying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, TRUSTEES' FEE AND OTHER PARTY TRANSACTIONS

Effective as of October 17, 1994, the Trust's investment management agree-ment with Mellon Bank was transferred to The Dreyfus Corporation (the "Manager"), a wholly-owned subsidiary of Mellon Bank. The Manager pro-vides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Trust. The Manager also directs the investments of each Fund in accordance with its investment objective, policies and limita-tions. For these services, each Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 0.35% of the value of that Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of each Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraor-dinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to each Fund's allocable portion of fees and expenses of the non- interested Trustees (including counsel).

Prior to October 17, 1994, Mellon Bank served as the Trust's investment manager pursuant to the investment management agreement described above.

Prior to September 23, 1994, Frank Russell Investment Management Company (the "Administrator") served as each Fund's administrator and provided, pursuant to an administration agreement, various administrative and corpo-rate secretarial services to each Fund. Mellon Bank, as investment man-ager, paid the Administrator's fee out of the management fee described above.

Prior to October 17, 1994, Funds Distributor, Inc. served as distributor of the Trust's shares. Effective as of October 17, 1994, Premier Mutual Fund Services, Inc. ("Premier") serves as the Trust's distributor. Premier also serves as the Trust's sub-administrator and, pursuant to a sub-administration agreement with the Manager, provides various administrative and corporate secretarial services to the Trust.

No officer or employee of Premier (or of any parent, subsidiary or affili-ate thereof) receives any compensation from The Dreyfus/Laurel Funds for serving as an officer or Director or Trustee of The Dreyfus/Laurel Funds. In addition, no officer or employee of the Manager (or of any parent, sub-sidiary or affiliate thereof) serves as an officer or Director or Trustee of The Dreyfus/Laurel Funds. The Dreyfus/Laurel Funds pay each Director or Trustee who is not an officer or employee of Premier (or any parent, sub-sidiary or affiliate thereof), or of the Manager $27,000 per annum, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended, and reimburse each Director or Trustee for travel and out-of-pocket expenses.

3. DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, each Fund may pay annually up to 0.25% of the value of the average daily net assets attributable to its Investor shares to compensate Premier and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and Premier for activities and expenses primarily in-tended to result in the sale of Investor shares. Class R shares bear no distribution fee.

Under its terms, the Plan shall remain in effect from year to year, pro-vided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

4. SHARES OF BENEFICIAL INTEREST

The Trust has the authority to issue an unlimited number of shares of ben-eficial interest of each class in each separate series, without par value. The Trust offers two classes of shares of the Money Funds.

The tables below summarize transactions in Fund shares for the years or periods indicated. Because each of the Money Funds has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a con-stant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 32,912,720        $ 22,619,988
Issued as reinvestment of dividends and
  distributions                                    462,650             225,575
Redeemed                                       (35,007,105)        (26,295,573)
Net decrease                                  $ (1,631,735)       $ (3,450,010)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $ 32,480,825        $10,968,762
Issued as reinvestment of dividends and
  distributions                                     265,428             65,613
Redeemed                                        (35,063,063)        (7,696,016)
Net increase/(decrease)                        $  (2,316,810)      $  3,338,359

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $8,676,000 of subscriptions, $28,427 of reinvestments and $8,004,712 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

                                               YEAR ENDED          YEAR ENDED
                                              JUNE 30, 1995      JUNE 30, 1994+#
INVESTOR SHARES:
Sold                                          $ 130,450,064       $ 139,311,367
Issued as reinvestment of dividends and
  distributions                                   1,980,170           1,217,369
Redeemed                                       (143,194,523)       (161,990,808)
Net decrease                                  $ (10,764,289)      $ (21,462,072)



                                                YEAR ENDED          YEAR ENDED
                                             JUNE 30, 1995##       JUNE 30, 1994
CLASS R SHARES:
Sold                                           $ 81,076,293        $ 66,966,216
Issued as reinvestment of dividends and
  distributions                                     513,180             112,247
Redeemed                                        (75,930,219)        (66,891,770)
Net increase                                   $  5,659,254        $     186,693

 + Amounts include $50,504,187 of subscriptions, $63,928 of reinvestments and $60,326,788 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust Shares were redesignated Class R shares.

DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 23,865,192        $  4,170,313
Issued as reinvestment of dividends and
  distributions                                    240,333            123,051
Redeemed                                       (10,377,536)        (5,703,330)
Net increase/(decrease)                       $ 13,727,989        $(1,409,966)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $10,336,048         $  3,604,985
Issued as reinvestment of dividends and
  distributions                                     44,938               3,922
Redeemed                                        (7,789,885)         (5,849,947)
Net increase/(decrease)                        $  2,591,101        $(2,241,040)

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $11,467 of subscriptions, $468 of reinvestments and
   $9,120 of redemptions for the Institutional Class up to April 4, 1994. # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

5. CAPITAL LOSS CARRYFORWARD

As of June 30, 1995, the California Tax-Free Money Fund had available for Federal tax purposes unused capital loss carryforwards of $233 expiring in the year 2000, the Massachusetts Tax-Free Money Fund had unused capital loss carryforwards of $51,059 expiring in the year 2002.

6. CONCENTRATION OF CREDIT

Each Fund invests primarily in debt obligations issued by the Fund's re-spective state (ie. California, Massachusetts, or New York) and its polit-ical subdivisions, municipalities, agencies and public authorities who ob-tain funds for various public purposes. Each Fund is more susceptible to factors adversely affecting issuers of its respective state municipal se-curities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

                       INDEPENDENT AUDITORS' REPORT

KPMG

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statements of assets and liabilities, in-cluding the portfolio of investments, of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds (formerly the Laurel Tax-Free Municipal Funds) as of June 30, 1995, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for Investor and Class R shares for each of the years in the two-year period then ended for the Massachusetts Tax-Free Money Fund and for the year ended June 30, 1995 and for the period from December 1, 1993 to June 30, 1994 for the California Tax-Free Money Fund and New York Tax-Free Money Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsi-bility is to express an opinion on these financial statements and finan-cial highlights based on our audits. The financial highlights presented for each of the years or periods ended June 30, 1993 or prior for the Mas-sachusetts Tax-Free Money Fund and for each of the years or periods ended November 30, 1993 or prior for the California Tax-Free Money Fund and New York Tax-Free Money Fund were audited by other auditors whose reports thereon, dated August 11, 1993 and January 18, 1994, expressed an unquali-fied opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and fi-nancial highlights are free of material misstatement. An audit also in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1995, the results of their operations for the year then ended and the change in their net assets and financial highlights for each of the years or periods in the two-year period ended June 30, 1995 in conformity with generally accepted accounting Principles.



                                                     KPMG Peat Marwick LLP

Boston, Massachusetts
August 18, 1995








THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
(formerly The Laurel Tax-Free Municipal Funds)

PART C
OTHER INFORMATION

      Item 24.   Financial Statements and Exhibits
                 ---------------------------------
            (a)  Financial Statements:

            Included in Part A:

            Financial Highlights for each of the periods indicated therein.

            Included in Part B:

            The following are incorporated by reference to the Registrant's Annual Report to Shareholders (filed September 8, 1994) and the Registrant's Semi Annual Report for the fiscal year ending
            June 30, 1995:

                 -     Reports of Independent Auditors
                 -     Portfolios of Investments
                 -     Statements of Assets and Liabilities
                 -     Statements of Operations
                 -     Statements of Changes in Net Assets
                 -     Notes to Financial Statements

             (b) Exhibits:

            1(a) Third Amended and Restated Master Trust Agreement filed
                 January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

            1(b) Amendment No. 1 to the Third Amended and Restated Master
                 Trust Agreement filed on May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

            1(c) Amendment No. 2 to the Third Amended and Restated Master
                 Trust Agreement filed on February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            1(d) Amendment No. 3 to the Third Amended and Restated Master
                 Trust Agreement filed on March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            1(e) Amendment No. 4 to the Third Amended and Restated Master
                 Trust Agreement. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

            1(f) Amendment No. 5 to the Third Amended and Restated Master
                 Trust. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

            2 By-Laws of the Trust, incorporated by reference to the Registrant's Registration Statement (No. 33-43845), filed on July 3, 1985 (the "Registration Statement").

            3    Not Applicable.

            4    Specimen security.  To be filed by amendment.

            5(a) Investment Management Agreement between the Registrant and
                 Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A.
                 and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated
                 April 4, 1994).  Incorporated by reference to
                 Post-Effective Amendment No. 33 filed on December 19, 1994.

            6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            7    Not Applicable.

            8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            8(b) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston
                 Safe Deposit and Trust Company, dated April 4, 1994, incorporated by reference to Post-Effective Amendment
                 No. 30, filed on October 11, 1994.

            8(c) Amendment to Custody and Fund Accounting Agreement, dated
                 August 1, 1994,incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

            9(a) Transfer Agent Agreement between the Registrant and Boston
                 Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.), incorporated by reference to Post-Effective Amendment No. 10, filed on February 24, 1984.

            9(b) Supplement to Transfer Agent Agreement relating to the
                 Tax-Free Bond Fund and the Massachusetts Tax-Free Bond Fund, dated September 3, 1985, incorporated by reference to Post-Effective Amendment No. 9, filed on November 23, 1987.

            9(c) Supplement to Transfer Agent Agreement relating to the
                 California Tax-Free Money Fund, the California Tax-Free Bond Fund, the New York Tax-Free Money Fund and the New York Tax-Free Bond Fund, dated January 28, 1988, incorporated by reference to Post-Effective Amendment No. 10, filed on January 28, 1988.

            9(d) Supplement to Transfer Agent Agreement for the Registrant,
                 dated June 1, 1989, incorporated by reference to Post-Effective Amendment No. 14, filed on September 5, 1989.

            9(e) Supplement to Transfer Agent Agreement for the Registrant,
                 dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

            10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment Number 34 filed on December 28, 1994. Consent of Counsel is Filed herewith.

            11(a) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.

            11(b)      Consent of KPMG Peat Marwick LLP.

            12   Not Applicable.

            13   Not Applicable.

            14   Not Applicable.

            15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            15(b) Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            16 Performance Information, incorporated by reference to Post-Effective Amendment No. 12, filed on September 1, 1988.

            18 Rule 18f-3 Plans dated April 26, 1995, incorporated by reference to Post-Effect Amendment No. 36, filed on May 16, 1995.

      Other Exhibits
      ______________

            (a) Powers of Attorney of the Trustees and Officers dated April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 36.

      Item 25.   Persons Controlled by or under Common Control with
                 Registrant
                 --------------------------------------------------
                 Not applicable.

      Item 26.   Number of Holders of Securities
                 -------------------------------

                 Set forth below are the number of recordholders of securities of each series of the Registrant as of January 31, 1996:


                                        Number of Record Holders
Title of Class                  Investor Class  Class R
--------------                  --------------  -------
Dreyfus/Laurel Massachusetts      1033            69
Tax-Free Money Fund

      Item 27.   Indemnification
                 ---------------

            Under a provision of the Registrant's Third Amended and Restated Master Trust Agreement ("Master Trust Agreement"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that such Trustee or officer did not act in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant or acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Master Trust Agreement.


      Item 28.   Business and Other Connections of Investment Adviser
                 ----------------------------------------------------

            Investment Adviser -- The Dreyfus Corporation

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Margaret Pardo++          Legal Assistant                    Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                One American Express Plaza
                Providence, Rhode Island 02903

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.





                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Tax-Free Municipal Funds (formerly, The Laurel Tax-Free Municipal Funds) has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of February, 1996.


                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS


          BY:  /s/Marie E. Connolly*
               Marie E. Connolly, President



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signatures                        Title                       Date
________________________     ______________________________     __________


/s/Marie E. Connolly*          President, Treasurer                02/28/96
Marie E. Connolly


/s/Francis P. Brennan*         Trustee,                            02/28/96
Francis P. Brennan             Chairman of the Board


/s/Ruth Marie Adams*           Trustee                             02/28/96
Ruth Marie Adams


/s/Joseph S. DiMartino*        Trustee                             02/28/96
Joseph S. DiMartino


/s/James M. Fitzgibbons*       Trustee                             02/28/96
James M. Fitzgibbons


/s/Kenneth A. Himmel*          Trustee                             02/28/96
Kenneth A. Himmel


/s/Stephen J. Lockwood*        Trustee                             02/28/96
Stephen J. Lockwood


/s/Roslyn M. Watson*           Trustee                             02/28/96
Roslyn M. Watson


/s/J. Tomlinson Fort*          Trustee                             02/28/96
J. Tomlinson Fort


/s/Arthur L. Goeschel*         Trustee                             02/28/96
Arthur L. Goeschel


/s/Arch S. Jeffery*            Trustee                             02/28/96
Arch S. Jeffery


/s/Robert D. McBride*          Trustee                             02/28/96
Robert D. McBride


/s/John Sciullo*               Trustee                             02/28/96
John Sciullo


*By: /s/Eric B. Fischman
     Attorney-in-Fact